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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                February 4, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                     COMMISSION                     IRS EMPLOYER
  JURISDICTION                     FILE NUMBER:                   IDENTIFICATION
OF INCORPORATION:                                                    NUMBER:

    DELAWARE                         0-20766                        76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS

1. On February 4, 2002, HCC Insurance Holdings, Inc. ("HCC") announced that it had signed a letter of intent to acquire all of the outstanding interests in MAG Global Financial Products, LLC ("MAG").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.
                  --------

                    99.1 Press Release dated February 4, 2002, announcing HCC's intention to acquire MAG.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2002         HCC INSURANCE HOLDINGS, INC.



                                By: /s/ Christopher L. Martin
                                   ---------------------------------------------
                                    Christopher L. Martin
                                    Executive Vice President and General Counsel





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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

   99.1 Press Release dated February 4, 2002 announcing HCC's intention to acquire MAG.